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                                                                      EXHIBIT 23
                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Electro Scientific Industries, Inc. and subsidiaries previously filed Form S-8 and Form S-3 Registration Statements File Nos., 2-91731, 33-2623, 33-2624, 33-34098, 33-37148, 33-46970, 33-58292, 33-70584, 33-63705, 33-65477,
333-16485, 333-16487 and 333-29513.

                                        ARTHUR ANDERSEN LLP

Portland, Oregon
August 10, 1998


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